United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) Of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2017

RCI HOSPITALITY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-13992	76-0458229
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

10737 Cutten Road

Houston, Texas 77066

(Address of principal executive offices, including zip code)

(281) 397-6730

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On December 29, 2017, we issued a press release announcing that we will not be able to file our Annual Report on Form 10-K for the fiscal year ended September 30, 2017 within the 15-day extension period permitted under the rules of the U.S. Securities and Exchange Commission (“SEC”). Additionally, the press release gave a preliminary update on (i) total revenues and free cash flow for the fiscal year ended September 30, 2017 and (ii) total revenues for the fourth quarter ended September 30, 2017, along with certain other financial information. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K.

ITEM 7.01	REGULATION FD DISCLOSURE

Reference is made to the disclosure set forth above under Item 2.02 of this current report, which disclosure is incorporated herein by reference.

The furnishing of the attached press release is not an admission as to the materiality of any information therein. The information contained in the press release is intended to be considered in the context of more complete information included in our filings with the SEC and other public announcements that we have made and may make from time to time by press release or otherwise. We undertake no duty or obligation to update or revise the information contained in this report, although we may do so from time to time as management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures. For important information about forward-looking statements, see the paragraph titled “Forward-Looking Statements” in Exhibit 99.1 included herewith.

The information in this current report on Form 8-K, including Exhibit 99.1, is being furnished and will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

No.	Exhibit

99.1	Press release dated December 29, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

RCI HOSPITALITY HOLDINGS, INC.

Date: January 2, 2018	By:	/s/ Eric Langan
Eric Langan
President and Chief Executive Officer

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